HECO Exhibit 10.17(c)

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of February 6, 2009, by and among HAWAIIAN ELECTRIC COMPANY, INC. (the “Borrower”), the Lenders party hereto and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as Administrative Agent for the Lenders.

RECITALS

A. The Borrower, the Lenders, Bank of Hawaii and First Hawaiian Bank, as Co-Syndication Agents, Wells Fargo Bank, N.A., U.S. Bank National Association and Union Bank of California, N.A., as Co-Documentation Agents, and the Administrative Agent are parties to the Credit Agreement, dated as of March 31, 2006, as amended on October 20, 2006 (as heretofore amended, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement in certain respects.

C. The Administrative Agent has advised the Borrower that the Required Lenders are willing to agree to its request on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Definitions. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “ERISA Event” in its entirety and substituting the following therefor:

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure with respect to any Plan to pay the “minimum required contribution” (as defined in Section 430 of the Code or Section 303 of ERISA), unless waived; (c) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (d) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (e) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (f) the receipt by the

Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

(b) ERISA. Section 4.10 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

Section 4.10 ERISA

No ERISA Event has occurred that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

(c) General. All references to “this Agreement” in the Credit Agreement and to “the Credit Agreement” in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.

2. Conditions to Effectiveness.

(a) This Amendment shall be effective upon the receipt by the Administrative Agent of (i) an executed counterpart of this Amendment signed by the Borrower, the Required Lenders and the Administrative Agent, and (ii) a copy of an approval of this Amendment issued by the PUC, certified by a financial officer of the Borrower to be true and complete.

(b) The Administrative Agent shall have received all fees and other amounts (including, without limitation, reasonable fees and expenses of counsel) payable prior to or concurrently with the effectiveness of this Amendment.

(c) The representations and warranties set forth in Article 4 of the Credit Agreement (other than the representations and warranties in Sections 4.04(b) and 4.06 of the Credit Agreement) shall be true and correct in all material respects, except to the extent such representations and warranties relate to an earlier date.

(d) The Administrative Agent shall notify the Borrower and the Credit Parties of the effective date of this Amendment, and such notice shall be conclusive and binding.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) No Default now exists.

(b) (i) The execution, delivery and performance by the Borrower of this Amendment is within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iii) neither this Amendment nor the execution, delivery and performance by the Borrower hereof: (A) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any order, rule or regulation of any Governmental Authority, provided that this Amendment is approved by the PUC, or (B) will result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

4. Miscellaneous.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

(b) This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

HAWAIIAN ELECTRIC COMPANY, INC.

By:	/s/ Tayne S. Y. Sekimura
	Name:	Tayne S. Y. Sekimura
	Title:	Senior Vice President – Finance & Administration

By:	/s/ Lorie Ann Nagata
	Name:	Lorie Ann Nagata
	Title:	Treasurer

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE

THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as Administrative Agent and as a Lender

By:	/s/ Mark W. Rogers
Name:	Mark W. Rogers
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE

BANK OF HAWAII, as Co-Syndication Agent and as a Lender

By:	/s/ Steven R. Nakahara
Name:	Steven R. Nakahara
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE

FIRST HAWAIIAN BANK, as Co-Syndication Agent and as a Lender

By:	/s/ Paula C.H. Chang
Name:	Paula C.H. chang
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE

UNION BANK OF CALIFORNIA, N.A., as Co-Documentation Agent and as a Lender

By:	/s/ Bryan P. Read
Name:	Bryan P. Read
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE

WELLS FARGO BANK, N.A., as Co-Documentation Agent and as a Lender

By:	/s/ Lisa Larpenteur
Name:	Lisa Larpenteur
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:	/s/ Janice T. Thede
Name:	Janice T. Thede
Title:	Senior Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE

BANK HAPOALIM B.M., as a Lender

By:
Name:
Title:

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE

WILLIAM STREET COMMITMENT CORPORATION, as a Lender

By:
Name:
Title:

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 2 SIGNATURE PAGE